UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

TREACE MEDICAL CONCEPTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40355	47-1052611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
203 Fort Wade Rd, Suite 150
Ponte Vedra, Florida 32081
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (904) 373-5940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2022, Treace Medical Concepts, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) has, based on the recommendation of the Board’s Nominating, Compliance and Governance Committee, appointed Lance A. Berry and Jane E. Kiernan to the Company’s Board effective October 1, 2022. Ms. Kiernan will serve on the Compensation Committee, and Mr. Berry will serve on the Audit Committee. Mr. Berry will serve as a Class II director whose term will expire at the Company’s 2023 Annual Meeting of Stockholders, and Ms. Kiernan will serve as a Class III director whose term will expire at the Company’s 2024 Annual Meeting of Stockholders.

Mr. Berry and Ms. Kiernan will be eligible to participate in the Company’s non-employee director compensation program, which compensation program was described in the Company’s proxy statement for its 2022 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2022. Each of Mr. Berry and Ms. Kiernan have also entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 19, 2021.

The Board has determined that each of Mr. Berry and Ms. Kiernan qualify as independent directors under the rules and regulations of the Nasdaq Global Select Market.

There is no arrangement or understanding between Mr. Berry or Ms. Kiernan and any other person, pursuant to which Mr. Berry or Ms. Kiernan were selected as a director on the Board, nor is Mr. Berry or Ms. Kiernan a member of the family of any executive officer of the Company or of any other director on the Board. There have been no transactions, proposed or otherwise, in which Mr. Berry or Ms. Kiernan participated or will participate that would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the appointment of Mr. Berry and Ms. Kiernan to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated September 27, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Treace Medical Concepts, Inc.

Date:	September 27, 2022	By:	/s/ Mark L. Hair
Chief Financial Officer